                                                                    EXHIBIT 10.3


                          AMENDMENT NO. 6 AND CONSENT

                           Dated as of May 21, 2001

                                      to

                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of May 31, 2000

          This Amendment No. 6 and Consent (the "Amendment") dated as of May 21, 2001 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/M-2, INC. (formerly known as AVS/Kratz-Wilde Machine Company), a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AVS/M-3, INC. (formerly Apex Manufacturing, Inc.), an Arizona corporation ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), and TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine") (Distribution, Aerocell, Kratz-Wilde, Whitehall, TIMCO, Apex, Caribe, Design, Leasing, and TIMCO Engine being collectively referred to as the "Borrowers"), and AVIATION SALES COMPANY, a Delaware corporation ("Parent"), AERO HUSHKIT CORPORATION, a Delaware corporation ("Hushkit"), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation ("Property Management"), AVIATION SALES SPS I, INC., a Delaware corporation ("SPS I"), AVS/M-1, INC. (formerly Aviation Sales Manufacturing Company), a Delaware corporation ("Manufacturing"), AVSRE, L.P., a Delaware limited partnership ("AVSRE"), AVIATION SALES FINANCE COMPANY, a Delaware corporation ("Finance"), HYDROSCIENCE, INC., a Texas corporation ("Hydroscience"), AVIATION SALES MAINTENANCE, REPAIR & OVERHAUL, INC., a Delaware corporation ("MR&O") and TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation ("Engineered Systems") (Parent, Hushkit, Property Management, SPS I, Manufacturing, AVSRE, Finance, Hydroscience, MR&O and Engineered Systems being collectively referred to as the "Guarantors"), and the "Lenders" (as defined in the Credit Agreement identified
below) a party hereto.   Capitalized terms used herein without definition are
used herein as defined in the Credit Agreement.

                            PRELIMINARY STATEMENT:

          WHEREAS, Borrowers, Parent, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as heretofore amended (the "Credit Agreement");

            WHEREAS, the Parent and Caribe have informed the Lenders of their intent to acquire certain real property, improvements thereon and equipment affixed to such improvements from the trustee under the TROL Documents (collectively, the "Caribe TROL Property") and to sell substantially all of the Property of Caribe, including, without limitation, the Caribe TROL Property, and require the consent of the Requisite Lenders to such sale and certain terms and conditions and related transactions attendant thereto;

            WHEREAS, the Borrowers have requested the amendment of certain terms of the Credit Agreement with respect to Article XI and the Borrowing Base; and

            WHEREAS, the parties hereto have agreed to provide such consents and to amend the Credit Agreement on the terms and conditions set forth herein;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            SECTION 1.  Amendments to the Credit Agreement.
                        ----------------------------------

            1.1 Effective as of March 31, 2001, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is
                                      ---------
hereby amended to delete the provisions of Article XI in their entirety and
                                           ----------
substitute the following therefor:

                                   ARTICLE XI
                              FINANCIAL COVENANTS

            The Parent covenants and agrees that so long as any Revolving Credit Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than indemnities not yet due):

     11.01  Minimum EBITDA. The Parent shall maintain a positive EBITDA,
            --------------
determined as of the last day of each Fiscal Quarter for the Fiscal Quarter then ending, during the period commencing with June 30, 2001 and ending on June 30, 2002.

     11.02  Capital Expenditures. The Parent and its Subsidiaries shall not
            --------------------
make Capital Expenditures in the aggregate during any period set forth below in excess of the amount set forth below opposite such period; (in each instance, the "Maximum Amount"):

Determination Date         Applicable Period                               Maximum Amount
------------------         -----------------                               --------------
March 31, 2001             Fiscal Quarter then ending                      $1,799,000
June 30, 2001              Two Fiscal Quarter period then ending           $2,991,000
September 30, 2001         Three Fiscal Quarter period then ending         $4,183,000
December 31, 2001          Four Fiscal Quarter period then ending          $5,375,000
March 31, 2002             Four Fiscal Quarter period then ending          $5,375,000
June 30, 2002              Four Fiscal Quarter period then ending          $5,375,000

     provided, however, to the extent the Parent and its Subsidiaries have not
     --------  -------
made Capital Expenditures in the amount permitted above for any given period set forth above, Capital

Expenditures in an amount equal to 100% of the Maximum Amount of such Capital Expenditures permitted but not made in such period may be made in the immediately next succeeding period in addition to any amounts permitted above for such succeeding period; provided that to the extent amounts carried forward
                            -------- ----
from one period to the next succeeding period are not expended in such period, such surplus may not be carried forward to any other succeeding period.

     11.03  Fixed Charge Coverage Ratio.  The Parent shall maintain a Fixed
            ---------------------------
Charge Coverage Ratio for the Parent and its Subsidiaries, as determined as of the last day of each Fiscal Quarter set forth below for the period then ending described below, of at least the level set forth below opposite such determination date:

Determination Date         Applicable Period                            Minimum Ratio
------------------         -----------------                            -------------
June 30, 2001              Two Fiscal Quarter period then ending        0.89  to 1.00
September 30, 2001         Three Fiscal Quarter period then ending      0.84  to 1.00
December 31, 2001          Four Fiscal Quarter period then ending       1.02  to 1.00
March 31, 2002             Four Fiscal Quarter period then ending       1.02  to 1.00
June 30, 2002              Four Fiscal Quarter period then ending       1.02  to 1.00

     11.04  Minimum Tangible Net Worth.  The Parent shall maintain a Tangible
            ---------------------------
Net Worth of at least the amount set forth below for the Fiscal Quarter ending during the period set forth below opposite such amount.


     Fiscal Quarter Ending                 Minimum Tangible Net Worth
     ---------------------                 --------------------------

     June 30, 2001                         $7,800,000
     September 30, 2001                    $8,544,000
     December 31, 2001                     $8,906,000
     March 31, 2002                        $8,906,000
     June 30, 2002                         $8,906,000


     11.05  Parent and Subsidiaries.  For purposes of the covenants set forth in
            -----------------------
this Article XI, references to Parent and its Subsidiaries shall be deemed to
     ----------
mean Parent and its Subsidiaries on a consolidated basis.

            1.2 Effective as of the date on which the Caribe Sale (as defined in Section 1.2.1 below) is consummated, subject to the satisfaction of the
   -------------
conditions precedent set forth in Section 3 hereof, the Credit Agreement is
                                  ---------
hereby amended as follows:

            1.2.1  Section 1.01 is amended to (a) delete the definitions of
                   ------------
"Interest Reserve" and "Revolving Credit Commitments" (as part of the definition of "Revolving Credit Commitment") therein and substitute the following therefor:

     "Interest Reserve" means $100,000.
      ----------------

     "Revolving Credit Commitments" means the aggregate principal amount of the
      ----------------------------
Revolving Credit Commitments of all the Lenders, the maximum amount of which shall be $60,000,000 (after giving effect to the Caribe Sale), as reduced from time to time pursuant to Section 4.01.
                         ------------

and (b) add the following definitions to Section 1.01:
                                         ------------

     "Caribe Sale" means the sale by Caribe to Hamilton Sundstrand Corporation
      -----------
(the "Buyer") of substantially all of its Property pursuant to, and as more particularly described in, the terms of that certain Asset Purchase Agreement by and among Parent, Caribe and the Buyer (the "Asset Purchase Agreement"), a copy of which Asset Purchase Agreement has been delivered to the Agent and Lenders.

     "Disputed Receivable" means that certain Receivable identified on Schedule
      -------------------                                              --------
1 attached to that certain Amendment No. 6 and Consent dated as of May 21, 2001.

          1.2.2  Section 1.01 is amended to add the following provision at the
                 ------------
end of the definition of "Borrowing Base" therein:

     Notwithstanding its not being an Eligible Receivable solely due to its being subject to dispute, the Disputed Receivable shall be included in the Borrowing Base for purposes of calculating Revolving Credit Availability in an original amount of $2,301,961; provided that so long as the Disputed Receivable
                               -------- ----
is subject to dispute, the amount of Revolving Credit Availability attributable to the Disputed Receivable shall be reduced by $230,196.10 as of Friday of each calendar week during the period commencing on May 25, 2001 and ending on July 27, 2001. In the event the Disputed Receivable is otherwise not an Eligible Receivable, it shall not be included in determination of the Borrowing Base.

          1.2.3  Section 12.01 is amended to insert at the end thereof the
                 -------------
following provision as clause (q) thereof:
                       ------
     (q)  Liquidity. As of the day immediately preceding the day on which any
          ---------
     payment of the Parent's obligations under the Senior Subordinated Notes is to be made (whether then due or not due), after giving effect to the Obligations outstanding as of the close of business of the Agent on such preceding day, (A) the Revolving Credit Availability is not greater than $10,000,000 and (B) the accounts payable of the Borrowers (exclusive of (1) accounts payable for the businesses sold to KAV Inventory, LLC and Kellstrom Industries, Inc. carried on the books of Distribution as of the date of consummation of such sales and (2) accounts payable by the Borrowers for professional services) is not less than $17,000,000 in the aggregate.

          1.2.4  The provisions of Article XI are deleted in their entirety and
                                   ----------
the following is substituted therefor:

                                  ARTICLE XI
                              FINANCIAL COVENANTS

            The Parent covenants and agrees that so long as any Revolving Credit Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than indemnities not yet due):

     11.01  Minimum EBITDA. The Parent shall maintain a positive EBITDA,
            --------------
determined as of the last day of each Fiscal Quarter for the Fiscal Quarter then ending, during the period commencing with June 30, 2001 and ending on June 30, 2002.

     11.02  Capital Expenditures. The Parent and its Subsidiaries shall not
            --------------------
make Capital Expenditures in the aggregate during any period set forth below in excess of the amount set forth below opposite such period; (in each instance, the "Maximum Amount"):

Determination Date         Applicable Period                               Maximum Amount
------------------         -----------------                               ----------------
March 31, 2001             Fiscal Quarter then ending                      $1,799,000
June 30, 2001              Two Fiscal Quarter period then ending           $2,991,000
September 30, 2001         Three Fiscal Quarter period then ending         $4,183,000
December 31, 2001          Four Fiscal Quarter period then ending          $5,375,000
March 31, 2002             Four Fiscal Quarter period then ending          $5,375,000
June 30, 2002              Four Fiscal Quarter period then ending          $5,375,000

     provided, however, to the extent the Parent and its Subsidiaries have not
     --------  -------
made Capital Expenditures in the amount permitted above for any given period set forth above, Capital Expenditures in an amount equal to 100% of the Maximum Amount of such Capital Expenditures permitted but not made in such period may be made in the immediately next succeeding period in addition to any amounts permitted above for such succeeding period; provided that to the extent amounts
                                            -------- ----
carried forward from one period to the next succeeding period are not expended in such period, such surplus may not be carried forward to any other succeeding period.

     11.03  Parent and Subsidiaries. For purposes of the covenants set forth in
            -----------------------
this Article XI, references to Parent and its Subsidiaries shall be deemed to
     ----------
mean Parent and its Subsidiaries on a consolidated basis.

            SECTION 2. Consent, Revolving Credit Commitment Reserve; and
                       -------------------------------------------------
Direction. Effective upon the satisfaction of the conditions precedent set forth
---------
in Section 3 hereof, the Lenders hereby:
   ---------

            2.1  consent to the following:

            (a)  the Caribe Sale; provided that the cash proceeds thereof
                                  -------- ----
received upon consummation of the Caribe Sale are used for the purposes set forth on Exhibit A attached hereto and made a part hereof and any cash proceeds
         ---------
thereof received after consummation of the

Caribe Sale under Section 4.2(b) of the Asset Purchase Agreement retained by Caribe as set forth on Exhibit A shall be deemed applied as part of the
                       ---------
$10,000,000 permitted to be retained by the Borrowers under the "fourth" application described in Section 4.01(b)(ix)(A) unless $10,000,000 of Net Cash
                         ----------------------
Proceeds of Sale from Designated Asset Sales has theretofore been so applied, in which case such Net Cash Proceeds received after consummation of the Caribe Sale shall be applied as required by Section 4.01(b)(ix);
                                -------------------

          (b) the incurrence by Parent of the Accommodation Obligation in favor of the Buyer under Section 15.14 of the Asset Purchase Agreement;

          (c) the terms of that certain Amendment and Consent Agreement No. 9 for Lease Agreement and certain other Operative Agreements dated as of May 21, 2001, pursuant to which the TROL Documents are amended and the matters referenced in this Section 2.1 and Section 2.2 below are consented (the "TROL Amendment"), a copy of which has been delivered to the Agent; and

          (d) the change of the name of Caribe to AVS/CAI, Inc. substantially concurrently with the closing of the Caribe Sale;

          2.2 agree that the $13,000,000 reserve applied against the Revolving Credit Commitments pursuant to condition (13) of that certain Consent and Waiver dated December 20, 2000 shall be eliminated; and

          2.3 authorize and direct the Agent to execute and deliver a release letter in the form attached hereto as Exhibit B and made a part hereof and the
                                      ---------
release documents referenced therein evidencing the releases referenced in such release letter with respect to the Caribe Sale.

          SECTION 3.  Conditions Precedent. This Amendment shall become
                      --------------------
effective, if, and only if:

          3.1  the Agent shall have received on or before May 21, 2001:

     (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower, the Guarantors and the Super-Majority Lenders;

     (b) an opinion of counsel to the Borrowers and Guarantors with respect to non-contravention of the TROL Documents and agreements under which the Senior Subordinated Notes have been issued, this Amendment and the instruments and documents executed by the Borrowers and Guarantors in connection herewith, and the Caribe Sale;

     (c) corporate resolutions of the Parent, Borrowers and Guarantors authorizing the execution and delivery of this Amendment and all instruments and documents required to be executed and delivered in connection herewith;

     (d) the written consent of the obligee parties to the TROL Documents to the terms of this Amendment;

     (e)  an executed copy of the TROL Amendment;

     (f) reimbursement from the Borrowers for the expenses of the Agent identified on Exhibit C attached hereto and made a part hereof;
                   ---------

     (g) payment by the Borrowers of an amendment fee in the amount of $81,250 for the account of those Lenders which execute and deliver this Amendment as provided in (a) above by May 21, 2001, in accordance with their respective Pro Rata Shares;

               3.2  with respect to the amendments set forth in Section 1.2 of
                                                                -----------
     this Amendment, the Agent shall have received on the date the Caribe Sale is consummated, which date shall not be later than May 23, 2001:

     (a) confirmation that the Asset Purchase Agreement relating to the Caribe Sale shall not have been modified in any substantive manner, as determined by the Agent, from the draft provided to the Agent and Lenders on May 17, 2001 without the written concurrence of the Agent;

     (b) the written direction of the Parent and Caribe to the trustee under the TROL Documents with respect to execution and delivery of transfer documents effecting the sale of the Caribe TROL Property;

     (c) confirmation that the Caribe Sale has been consummated and that the cash proceeds of the Caribe Sale received upon consummation have been used as set forth on Exhibit A;
                     ---------

     (d) a Borrowing Base Certificate as of the date on which the Caribe Sale is consummated, after giving effect to this Amendment and the Caribe Sale.

               3.3 after giving effect to this Amendment, no "Event of Default" shall have occurred and be continuing under the terms of the Credit Agreement, TROL Documents, Indenture under which the Senior Subordinated Notes have been issued, or BofA Note, in each instance, as amended or supplemented through the date of this Amendment, and no "Change of Control" (as defined in such Indenture) shall have occurred.

               SECTION 4.  Representations and Warranties; Acknowledgment.  The
                           ----------------------------------------------
Borrowers hereby represent and warrant as follows:

               4.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

               4.2 After giving effect to this Amendment, no Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment. No event of default or default has occurred and is continuing under the terms of (a) any of the TROL Documents, (b) under any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued, or (c) under any of the agreements and documents executed with respect to the BofA Note.

          4.3 Upon the effectiveness of this Amendment, Parent and each of the Borrowers hereby reaffirm all covenants, representations and warranties made by it, respectively, in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

          SECTION 5. Reference to and Effect on the Credit Agreement; Reaffirmation.

          5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          5.2 Except as specifically amended or agreed above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          5.4 Each of the Borrowers and Guarantors hereby (i) reaffirms all of its obligations and liabilities under the respective security agreements, pledge agreements and other Loan Documents, including, without limitation, the Collateral Documents Amendment, pursuant to which any Lien against property and interests in property of such Person has been granted, and the Release Agreement dated as of February 14, 2001, which have been heretofore executed by such Person in favor of the Agent for the benefit of the Holders (including, without limitation, the holder of the Supplemental Term Loan Note) and (ii) acknowledges and agrees that such security agreements, pledge agreements and other Loan Documents remain in full force and effect, before and after giving effect to the Amendment, for the benefit of the Agent and such other Holders, that the security granted thereunder shall continue as security for the Obligations and the Indebtedness evidenced by the Supplemental Term Loan Note, and that the "Borrower Claims" described in such Release Agreement shall mean and extend to the matters described therein whether existing, held or alleged heretofore or as of the date of this Amendment, and which could, might or may be claimed to exist through the date of this Amendment.

          5.5 Each of Parent and the other Guarantors agrees that it continues to be liable, as a guarantor under the Loan Documents heretofore executed and delivered thereby of the payment and performance of the Obligations and the Indebtedness evidenced by the Supplemental Term Loan Note, whether incurred prior to or after the effective date of the Amendment

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

          SECTION 8.  Headings.  Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                 [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CITICORP USA, INC.                  HELLER FINANCIAL, INC.

/s/ Keith R. Gerding                By Albert J. Forzano
--------------------------            --------------------------
 Name: Keith R. Gerding               Name: Albert J. Forzano
 Title: Vice President               Title: Vice President


FIRST UNION COMMERCIAL              SALOMON BROTHERS HOLDING
CORPORATION                         COMPANY, INC.


By /s/ Ron R. Ferguson              By /s/
  ------------------------            --------------------------
 Name: Ron R. Ferguson               Name:
 Title: Senior Vice President        Title:


NATIONAL CITY COMMERCIAL            ARK CLO 2000-I, LIMITED
FINANCE, INC.                       By: Patriarch Partners, LLC, as
                                        Attorney-in-Fact
                                    By: LD Investments LLC, as Manager


By /s/ Kathryn C. Ellero            By /s/
  ------------------------            --------------------------
 Name: Kathryn C. Ellero             Name:
 Title: Vice President               Title:


THE INTERNATIONAL BANK OF           BANK OF AMERICA, N.A.
MIAMI, N.A.


By /s/ C. Errazquin                 By /s/ Edward Herman
  ------------------------            --------------------------
 Caridad C. Errazquin                Name: Edward Herman
 Vice President                      Title: Vice President
 Trade Finance Division

FIRSTAR BANK, N.A.                  CITIZENS BUSINESS CREDIT
                                     COMPANY

By /s/ Steven C. Gonzalez           By_________________________
  --------------------------
 Name: Steven C. Gonzalez            Name:
           Vice President            Vice President

AMSOUTH BANK                        PNC BANK NATIONAL ASSOCIATION


By /s/ Barry S. Renow               By /s/ Ryan Park
  --------------------------          --------------------------
 Name: Barry S. Renow                Name: Ryan Park
 Title: Attorney-in-Fact             Title: Vice President

AVIATION SALES DISTRIBUTION         AEROCELL STRUCTURES, INC.
SERVICES COMPANY


By /s/ Michael C. Brant             By /s/ Michael C. Brant
  ----------------------------        ----------------------------
 Name: Michael C. Brant              Name: Michael C. Brant
 Title: Vice President               Title: Vice President


AVS/M-2, INC.                       WHITEHALL CORPORATION


By /s/ Michael C. Brant             By /s/ Michael C. Brant
  ----------------------------        ----------------------------
 Name: Michael C. Brant              Name: Michael C. Brant
 Title: Vice President               Title: Vice President


TRIAD INTERNATIONAL MAINTENANCE     AVS/M-3, INC.
CORPORATION


By /s/ Michael C. Brant             By /s/ Michael C. Brant
  ----------------------------        ----------------------------
 Name: Michael C. Brant              Name: Michael C. Brant
 Title: Vice President               Title: Vice President


AIRCRAFT INTERIOR DESIGN, INC.      CARIBE AVIATION, INC.


By /s/ Michael C. Brant             By /s/ Michael C. Brant
  ----------------------------        ----------------------------
 Name: Michael C. Brant              Name: Michael C. Brant
 Title: Vice President               Title: Vice President


AVIATION SALES LEASING COMPANY      TIMCO ENGINE CENTER, INC.


By /s/ Michael C. Brant             By /s/ Michael C. Brant
  ----------------------------        ----------------------------
 Name: Michael C. Brant              Name: Michael C. Brant
 Title: Vice President               Title: Vice President

AERO HUSHKIT CORPORATION            AVIATION SALES PROPERTY MANAGEMENT CORP.

By /s/ Michael C. Brant             By /s/ Michael C. Brant
  ----------------------------        ----------------------------
 Name: Michael C. Brant              Name: Michael C. Brant
 Title: Vice President               Title: Vice President


AVIATION SALES COMPANY              AVIATION SALES SPS I, INC.


By /s/ Michael C. Brant             By /s/ Michael C. Brant
  ----------------------------        ----------------------------
 Name: Michael C. Brant              Name: Michael C. Brant
 Title: Vice President               Title: Vice President


AVS/M-1, INC.                       AVSRE, L.P.
                                    By Aviation Sales Property Management Corp.
                                    as General Partner
By /s/ Michael C. Brant
  ----------------------------
 Name: Michael C. Brant             By /s/ Michael C. Brant
 Title: Vice President                ----------------------------
                                     Name: Michael C. Brant
                                     Title: Vice President

AVIATION SALES FINANCE COMPANY      HYDROSCIENCE, INC.


By /s/ Michael C. Brant             By /s/ Michael C. Brant
  ----------------------------        ----------------------------
 Name: Michael C. Brant              Name: Michael C. Brant
 Title: Vice President               Title: Vice President

AVIATION SALES MAINTENANCE,         TIMCO ENGINEERED SYSTEMS, INC.
REPAIR & OVERHAUL, INC.

                                    By /s/ Michael C. Brant
By /s/ Michael C. Brant               ----------------------------
  ----------------------------       Name: Michael C. Brant
 Name: Michael C. Brant              Title: Vice President
 Title: Vice President